Mining interests - Acquisition of Oklo - Narrative (Details) - Oklo Resources Limited $ in Thousands	Sep. 07, 2022 USD ($)	Sep. 20, 2022 USD ($) $ / shares	Sep. 07, 2022 $ / shares	Sep. 07, 2022 USD ($) $ / $ shares
Disclosure of Asset Acquisition [Line Items]
Share exchange ratio per common share		0.0206
Cash transferred per common share | $ / shares		0.0525
Purchase price				$ 56,788
Fair value of shares issued				$ 35,658
Shares issued (in shares) | shares				10,742,814
Share price (in CAD per share) | $ / shares			$ 4.37
Foreign exchange rate used in calculation cost of acquisition | $ / $				1.3166
Cash consideration				$ 18,426
Loan facility				1,346
Transaction costs	$ 1,358
Current income and other taxes payable		$ 2,000		$ 2,355